UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

John Hedrick, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6047
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2017

Date of reporting period:  October 31, 2017

Item 1. Reports to Stockholders.

Rareview Longevity Income Generation Fund

Institutional Class – RVIGX
Retail Class – RLIGX

Annual Report

October 31, 2017

Rareview Longevity Income Generation Fund

December 22, 2017

Dear Shareholders,

Please find below a summary of our performance for the fiscal year.

Fiscal
Year-to-Date
(As of 10/31/17)
Rareview Longevity Income Generation Fund (Institutional)	10.20%
40% S&P 500/60% Bloomberg Barclays Capital Aggregate Blend Index	9.81%

Our fiscal year began on November 1, 2016. We had to contend with the operational challenges of launching a new fund, the surprise outcome of the U.S. Presidential Election, and year-end seasonality that can potentially negatively impact the closed-end fund universe.

Despite those uncertainties, we remained true to our investment process from the onset and systematically deployed capital in the first three months of the Fund’s existence. That disciplined approach served us well.

In the context that broad equity markets showed strong performance during this period, especially U.S. equities, we were pleased to see the Fund moderately outperform our benchmark – a weighted blend of 40% S&P 500 and 60% Bloomberg Barclays Aggregate Index – in our first fiscal year.

Throughout our first fiscal year, the Fund kept a 60% balance or more towards fixed income assets, including an overweight to the municipal bond sector. From a risk management standpoint, and despite the strength of the equity asset class, we are pleased to have outperformed our benchmark with a significantly higher gearing towards safer assets.

Generally, within fixed income we held an underweight exposure towards credit as we felt with subdued credit and money supply growth there was limited potential for further spread tightening. Instead, we chose to focus more on municipal bonds and emerging market debt as we felt there was much better risk-adjusted returns for those two asset classes with interest rates likely staying contained throughout the year. This weighting proved to be correct as the absolute return for municipal bond closed-end funds and emerging market bond closed-end funds was more than two times that of high yield.

Additionally, we held an overweight exposure to interest-rate sensitive equities, such as REIT’s, through the first fiscal year. This benefited the Fund’s performance as interest rates hit a cyclical peak in mid-December 2016 and many interest-rate sensitive asset classes found similar bottoms. In fact, our interest-rate sensitive equity exposure was our strongest performing sector in our first fiscal year.

Our portfolio turnover for the first fiscal year was much lower than we had anticipated. We believe this is likely due to the lower asset price volatility that occurred during the fiscal year. Originally, we had anticipated that the Fund could have a portfolio of turnover of between four and five times, as we rotated into the cheapest closed-end funds. There were no deviations away from our tactical rotation process amongst the cheapest closed-end funds throughout the first fiscal year.

Rareview Longevity Income Generation Fund

In the first fiscal year, the Fund generated about 4.2% of gross alpha from the arbitrage of closed-end fund discounts narrowing. We had anticipated generating roughly about this amount of alpha on an annual basis. We had the strongest alpha generation in the first two months of the year, and the only period of major drawdown starting in mid-October.

In August, we experienced an unprecedented event. With the launching of various ICBM’s by North Korea over the country of Japan, investors were faced with the potential for a nuclear strike on United States soil, or potentially another allied country. Although we have a system in place to react to such an event, we witnessed a stress event for the Fund that was equivalent to a systematic tail event or “financial system shock,” that had not been seen in the closed-end fund market since 2009. On that day, the Fund dropped 1.2% in a single day. It is worth noting that the entire decline in the Fund that day was discount widening of closed-end funds as investors withdrew money from the market and proverbially put it under their mattress – or in money market funds. Meaning, that the underlying assets of the closed-end funds we hold did not actually decline.

Distributions

The Fund paid three quarterly dividends in the calendar year 2017, reflecting the cash we received from our underlying closed-end funds. We anticipate continuing to pay dividends quarterly and will be distributing our fourth at the end of December 2017.

The annualized yield for the first three quarterly distributions was 4.09%.

The distribution yield is on the low side of what we expect to pay out on an ongoing basis on account of continued inflows of assets into the Fund throughout our first year. This was especially true during the third quarter when the assets in the Fund doubled more than halfway through the quarter, which reduced the amount of cash we were able to pay to each shareholder.

The average yield on the underlying closed-end funds that we purchase was 7.55% since inception of the Fund. The lower distribution yield is mechanical related to the inflow of new capital into the Fund, and not investment related.

In the future, we believe this mechanical function should be less egregious as the Fund’s distributions are less sensitive to the inflows from a single investor.

Portfolio Composition

The Fund’s portfolio composition was primarily fixed income throughout the first fiscal year. As we mentioned, our asset allocation models have tilted the portfolio away from riskier credit assets and more towards safer assets, such as municipal bonds. Amongst our asset class universe, municipal bonds were the second best performing sector, and the strongest on a risk-adjusted basis.

Throughout the year, the Fund had minimal holdings of U.S. large cap exposure, and concentrated on equity exposure outside of the U.S. While this generated relative outperformance during the first 9 months of the first fiscal year, the last 3 months saw U.S. equities outperform substantially as the probability of a tax reform plan passing in the near-term jumped. We tend to focus on equity sectors and regions that we believe can offer the best potential return, rather than holding a generic exposure to them all. Overall, this benefited us throughout the year, but that outperformance was reduced in the last fiscal quarter.

Rareview Longevity Income Generation Fund

We tended to favor emerging market debt over U.S. high-yield corporate debt due to the relative potential for spread compression and gains on a local currency basis. Over the first fiscal year the outperformance of emerging market debt relative to high-yield was substantial on an absolute and risk-adjusted basis.

High-yield bank loan funds were our second worst performing asset class throughout the first fiscal year and we held a significant underweight to the sector. While the underlying NAV of bank loan closed-end funds is very low in volatility, the share price can be exponentially more volatile. At the onset of the calendar year we believed that the potential for spread compression was non-existent as many loans traded above par, and the future path of Federal Reserve policy would not offer any offset from floating rates rising at a quick pace. Additionally, the discounts of bank loan closed-end funds became very tight as investors became increasingly fearful of higher interest rates. As a result, we saw the asymmetric probability that bank loan closed-end funds would deliver a negative total return over the intermediate-term. Our significant underweight exposure to this sector throughout the fiscal year was beneficial as many bank loan closed-end funds saw negative returns in the high single digits.

Our equity rate sensitive exposure was generally overweight throughout the first fiscal year, though it was trimmed in the latter stages as valuations became fuller and discounts tightened. From an asset class perspective, it was our best performing sector. Specifically, a single closed-end fund that had exposure to Japanese, German, and Irish REIT’s was our standout performer, gaining 37.5% over the fiscal year, and was a top-10 holding all year in the Fund. From a total return perspective, the Fund’s rate sensitive equity total returns were very strong and outperformed their beta to the S&P 500.

Our exposure to US investment grade credit was moderately underweight at the start of the year, but it was raised towards the end as we received many signals that US credit conditions were tightening. Total returns in this sector were as expected, and excess returns only marginal, which was our expectation at the start of the year. Drilling down more specifically, returns for preferred closed-end funds were strong, and discounts remain tight, which is a sector we held an equal weight exposure to all year.

The Fund held an overweight exposure to Master Limited Partnerships (MLPs) and energy equities at the early part of the year, due to the favorable outlook for crude oil prices and possible inflation. As both of those themes deteriorated at mid-year, the exposure was reduced significantly as prices declined. Although this sector was the only one that detracted from performance all year, a bright spot was seen in July and August when crude oil formed a technical bottom and we were able to tactically generate a small amount of profit during the last fiscal quarter. Broadly, the sector sold off by about 16% during the year.

Derivative Usage

Part of the Fund’s investment process is a risk overlay strategy. Specifically, we systematically purchase put options on various market proxies that seeks to help protect the Fund in the event of a severe rise in investor fear. Our goal each year is to spend a very small amount of the Fund’s assets to help protect against this type of event, but at the same time not cause a meaningful drag on the portfolio.

During the first fiscal year, the Fund purchased put options on the S&P 500, US high yield credit, and emerging market equities. The detraction from the option premium spent on the risk overlay was on the low end of our expectations.

Rareview Longevity Income Generation Fund

The Fund can also discretionarily purchase put or call options on interest rate futures when we believe the tactical or strategic risk of a rise in interest rates, that would negatively harm the Fund, is asymmetric. We strongly utilize our proprietary Federal Reserve model to determine the future expectations embedded in the interest rate market, and when they are leaning heavily in one direction.

Our goal is to capture 20 to 25 basis points of a rise in yields, unless we thought a potential cyclical change in interest rates was possible, in which case we would likely make an adjustment to our asset allocation as well.

In the first fiscal year, we purchased a put option on the 10-year US Treasury future multiple times. On a net basis, the exercise positively contributed to performance.

Collectively, between the cost of the systematic risk overlay and gains from the discretionary interest rate hedging, the total detraction was less than anticipated. This was a positive outcome relative to amount of option premium we expect to spend annually for protective strategies.

There were a few instances throughout the first fiscal year that we used call options on equity Exchange Traded Funds (ETFs) as a stock replacement strategy to replicate exposure to the asset class with very cheap leverage. If very low levels of equity volatility persist, and the risk-to-reward is attractive, we may continue to utilize this type of exposure as it helps mitigate downside risk for the Fund while maintaining upside market beta. Overall, we think this is an extraordinarily unique opportunity as very low levels of volatility and a strongly trending equity market is a very rare occurrence.

That said, it is important to note that it is only our intention to use a stock replacement strategy for the equity asset class. Due to equity closed-end funds’ practice of destructive return of capital, or capital gains, it has been our intention from the start to use these types of funds sparingly except when accessing specialty investments or after sharp market drawdowns. Instead, we would use an equity ETF that will lower indirect expenses to the shareholder and reduce downside risk should equity prices fall. It is never our intention to ever use a stock replacement strategy for a fixed income investment, which will usually make up a larger portion of the Fund’s portfolio.

Closed‐End Fund and Market Outlook

In the 2018 calendar year, we think that a steadier approach to returns will be necessary, with a bias towards instruments that benefit from the late stages of a credit cycle. In particular, that may mean overweighting the technology sector and underweighting those that are more sensitive to a tightening of credit conditions.

In this type of environment, we believe it is favorable to own covered call or overwrite US equity closed-end funds that can provide income streams of about 7% per year with potential principal appreciation. It appears that any outperformance in US equities will be led by the technology sector, so we will overweight that sector to attempt to outperform the index.

Additionally, the potential for risky asset outperformance will likely be generated in the equity market as credit conditions remain tight, though stable. Much of the gains in the stock market in 2017 have come from companies that have little to no sensitivity to credit conditions, such as the technology sector.

Fixed income, and the future path of Federal Reserve policy, will be a key focus for us next year. With the Fed raising interest rates next year likely to the point where it goes beyond the “neutral rate” for this cycle, it will cause the yield curve to invert.

Rareview Longevity Income Generation Fund

Over the last 35 years, with 100% certainty, the 5-year US Treasury yield at the first interest rate hike by the Federal Reserve of a tightening cycle has forecast what the neutral rate for that cycle will be. In this case, the 5-year yield at liftoff in December 2015 was between 1.5% and 1.75%. Once the Fed has reached and gone beyond the neutral rate, the yield curve has inverted, and it has been towards the late stages of the tightening cycle. If the Fed presumably raises the Fed funds rate by 25 basis points to 1.5% at the December 2017 FOMC meeting, any further interest rate hikes carry the risk of bringing the Fed to a neutral policy stance, or even a tight policy, which would invert the yield curve.

While inverting the yield curve does not necessarily indicate that an imminent recession or credit slowdown is on the horizon, it has coincided with every one of those events in modern history, so we would do well to respect that history. An inverted yield curve is reflective of the threshold for which banks take on marginal new loans, or credit. For example, banks fund their balance sheets at short-term rates and lend at longer-term rates. When those rates converge, or narrow significantly, the ability for banks to take on incremental borrowing above any organic deposit growth becomes much more difficult as the positive spread they pick up – which compensates them for the potential risk of default – diminishes.

As a result, with corporate leverage at cyclical, and to a certain extent, record highs, we would do well to be cautious on the potential for real spread tightening in speculative grade credit in 2018. It is nearly impossible ahead of time to forecast when an inverted yield curve will begin to induce a recessionary environment, so we will have to be on alert for when the signs begin to appear.

Specifically, to municipal bond closed-end funds, we think this is a multi-year entry point in terms of attractiveness and intend to keep an overweight exposure to this sector throughout the 2018 calendar year as the relative outperformance to credit instruments could continue to be substantial.

Firstly, changes to the tax code in the Republican tax reform plan removed the ability for municipalities to advanced refund any future projects starting in 2018. This caused many municipalities to pull forward their future issuance into the latter stages of 2017, but prior instances of this tax law change in 1986 saw municipalities reduce issuance in the following calendar year by as much as 20%, and municipal bond yields dropped precipitously.

Secondly, the proposed tax law changes may inadvertently negatively impact high tax states such as New York, California, and New Jersey, by removing the state-and-local tax deduction. Even though there are a few offsetting measures, in total, high income earners could see a notable increase to their tax liability, and this will create a premium on tax-exempt assets, such as municipal bonds. In particular, municipal bonds in those states, due to their tax-exempt status at the state level as well, will draw an even further premium.

Finally, a major risk to fixed income investors is a pickup in inflation that erodes future purchasing power. Inflation has remained stubbornly low this cycle, and recently it has been at the lowest level observed during the entire cycle. While we would not be surprised at all if inflation were to modestly increase in 2018, the reaction function of the Federal Reserve has shifted. Instead of tacitly allowing inflation to rise before raising interest rates and tightening monetary policy, they are proactively tightening policy ahead of any potential increases in inflation, and likely if inflation does increase they will act more aggressively. As a fixed income investor of typically longer duration assets, this makes us feel reasonably comfortable that any risk of future inflation increases will be stamped out immediately, or may not even appear at all.

Rareview Longevity Income Generation Fund

We believe crude oil will be a major swing vote in 2018 and will play an important role in our portfolio construction as the price of crude oil is a major input into any inflation model, which could harm fixed income. Tactically, investors will need to discount the potential inflation impact from a sustained higher price of crude oil. For example, we anticipate 10-year inflation expectations to rise 10 bps for every 10% sustained move higher in crude oil.

Historically, at this late stage of the cycle, adding inflation beta to a portfolio to potentially protect against the erosion of purchasing power is prudent. Empirically, we find that adding commodities, specifically crude oil, as the inflation proxy is more optimal than Treasury Inflation Protected Securities (TIPS), which tend to perform better early in the cycle. Given the extreme sell-off in the energy equity sector and the high correlation to crude oil, we expect to increase exposure to MLP closed-end funds.

Currently, you can purchase an MLP closed-end fund at a wide discount to their net asset value (NAV), which is uncommon for the sector. Conversely, the two largest corresponding MLP ETF or exchange traded note (ETN), such as the Alerian MLP ETF (symbol: AMLP) and the JPMorgan Alerian MLP Index ETN (AMJ), have share prices that trade near or at a premium to their NAVs.

Since MLP closed-end fund distributions are classified as a return of capital, like most equity closed-end funds, the return of capital is at the NAV price, which is currently above the share price.

As a result, by purchasing MLP closed-end funds trading at a discount and that utilize leverage, when they return capital at the NAV price, this significantly enhances the total return over time.

After incorporating our proprietary closed-end fund valuation model to select the cheapest MLP closed-end funds, there is the potential to further enhance returns on an annualized basis.

We continue to prefer holding an overweight exposure to emerging market debt over US credit as many emerging markets recover from a recession or bear market in 2015 and 2016. As the year progresses, we plan to increase our exposure to US investment grade bonds and use emerging market debt as the proceeds, if the Federal Reserve continues to tighten and credit conditions weaken.

The US tax reform plan appears at the current time to be moving towards success. We are constructive on the potential economic benefit of the plan, but ultimately think the benefits are more sector or industry specific, rather than general to the economy. Additionally, the deregulation of certain industries that suffered under the prior Administration, such as the financial and telecom industries, could be more beneficial. We will monitor the impact in 2018, but with sentiment at near record levels, we are cautious.

Moreover, outside of a tax cut and reform plan, we are not sure what legislative boosts there can be for the economy. We think, the largest economic gain could come from an infrastructure plan that leverages the government agencies’ lines of credit to spur domestic investment.

Much of the positive fiscal and credit thrusts that originated from China in 2016 and 2017 and spurred global economic growth have begun to moderate, according to our economic models. While they were running at a very high level they have only decelerated closer to a neutral level. Highly cyclical industries, such as semiconductors, have slowed down as a result, and this could weigh on the potential for upside growth surprises in 2018. Importantly, we are monitoring the deterioration in China’s fiscal closely in case there is an overshoot to the downside. In that event, the risk is that the global growth synchronization that has been much of 2017’s story could be broken apart.

Rareview Longevity Income Generation Fund

We think that the positive seasonality in closed-end funds for the January through March period should play out as tax loss selling from the fourth quarter of 2017 abates. We think the potential for discount tightening could be multiple percentage points, which would contribute positively to the Fund’s total return.

In conclusion, US equity seasonality is showing us that a substantial amount of performance chasing occurred in the last few months of 2017. It is probable that there will be a negative hangover in the early parts of the year, which ultimately will be a buying opportunity. We are prepared to attempt to capture that drawdown, especially if the US equity market continues to strongly rally through the end of the year.

Continuing to follow our investment process, we intend to keep the portfolio diversified and seek out areas where we can generate a high amount of current income and the best risk-adjusted return profile. Given our tactical asset allocation approach, we are agnostic to the region or asset class that will deliver us the highest risk-adjusted return.

We will continue to keep you updated on the closed-end fund marketplace. Visit our Adviser’s website, www.rareviewcapital.com, for periodic commentary on the closed-end fund market and other interesting topics, or feel free to contact us at 1-888-783-8637.

We value your trust and confidence in the Fund, and thank you for your support.

Sincerely,

Neil Azous
Chief Investment Officer
Rareview Capital LLC

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their NAVs. When the Fund purchases shares of a closed end fund at a discount to its NAV, there can be no assurance that the discount will decrease.

The Standard & Poor’s 500, often abbreviated as the S&P 500, or just “the S&P”, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices. The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS and CMBS (agency and non-agency). One cannot invest directly in an index. Discount-to-NAV: A pricing situation that occurs with a closed-end mutual fund when its market price is currently lower

Rareview Longevity Income Generation Fund

than the net asset value of its components. The Russell 2000 index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States. Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index used as a benchmark, since they are often considered to represent the market’s movement as a whole. The excess returns of an investment relative to the return of a benchmark index is its alpha. Standard deviation is a measure of the dispersion of a set of data from its mean. It is calculated as the square root of variance by determining the variation between each data point relative to the mean. If the data points are further from the mean, there is higher deviation within the data set. Basis point (BPS) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. Sharpe Ratio is the average return earned in excess of the risk-free rate per unit of volatility or total risk. Subtracting the risk-free rate from the mean return, the performance associated with risk-taking activities can be isolated. Beta is a measure of the volatility, or systematic risk, of a security or a portfolio, in comparison to the market as a whole.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Schedule of Investments section of this report.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Rareview Longevity Income Generation Fund is distributed by Quasar Distributors, LLC. Quasar is affiliated with U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC.

Rareview Longevity Income Generation Fund

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of October 31, 2017

Since Inception(1)
Institutional Share Class	10.20%
Retail Share Class	10.13%
40% S&P 500/60% Bloomberg Barclays Capital Aggregate Blend Index(2)	9.81%

(1)	November 1, 2016.
(2)
The 40/60 blend consists of 40% S&P 500 Total Return Index and 60% Bloomberg Barclays U.S. Aggregate Bond Index. The Standard & Poor’s 500, often abbreviated as the S&P 500, or just “the S&P”, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). One cannot invest directly in an index.

Rareview Longevity Income Generation Fund

Expense Example (Unaudited)
October 31, 2017

As a shareholder of Rareview Longevity Income Generation Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net
	Expense Ratio	Beginning Account	Ending Account	Expenses Paid During
	(10/31/17)	Value (5/1/17)	Value (10/31/17)	Period (5/1/17 – 10/31/17)(1)
Institutional Class
Actual Expenses(2)	1.78%	$1,000.00	$1,018.80	$ 9.06
Hypothetical Example for
Comparison Purposes
(5% return before expenses)	1.78%	$1,000.00	$1,016.23	$ 9.05
Retail Class
Actual Expenses(2)	2.16%	$1,000.00	$1,017.50	$10.98
Hypothetical Example for
Comparison Purposes
(5% return before expenses)	2.16%	$1,000.00	$1,014.32	$10.97

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the six-month period.
(2)	Based on the actual returns for the six-month period ended October 31, 2017 of 1.88% and 1.75% for Institutional Class and Retail Class, respectively.

Rareview Longevity Income Generation Fund

Allocation of Portfolio(1) (% of Net Assets) (Unaudited)
October 31, 2017

(1)
Data expressed as a percentage of closed-end funds, exchange traded funds, purchased options and short-term investments as of October 31, 2017. Data expressed excludes written options. Please refer to the Schedule of Investments and Schedule of Options Written for more details on the Fund’s individual holdings.

Rareview Longevity Income Generation Fund

Schedule of Investments
October 31, 2017

	Shares	Value
CLOSED-END FUNDS – 87.73%
Aberdeen Asia-Pacific Income Fund, Inc.	187,114	$941,183
Advent Claymore Convertible Securities and Income Fund	8,466	136,218
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund	11,291	151,187
Alpine Global Premier Properties Fund	85,218	552,213
Apollo Senior Floating Rate Fund, Inc.	17,308	288,697
BlackRock California Municipal Income Trust	27,109	389,827
BlackRock Credit Allocation Income Trust	32,829	438,595
BlackRock Debt Strategies Fund, Inc.	30,364	355,866
BlackRock Energy and Resources Trust	33,227	450,558
BlackRock Enhanced International Dividend Trust	26,582	175,175
BlackRock MuniYield New York Quality Fund, Inc.	21,388	277,830
Blackstone/GSO Long-Short Credit Income Fund	9,504	154,060
Center Coast MLP & Infrastructure Fund	20,554	199,785
Clough Global Opportunities Fund	10,464	119,499
Cohen and Steers Total Return Realty Fund, Inc.	33,117	415,287
DoubleLine Opportunistic Credit Fund	4,211	96,432
Eaton Vance Municipal Income Trust	33,674	421,935
Fiduciary/Claymore MLP Opportunity Fund	17,265	204,590
First Trust Senior Floating Rate Income Fund II	17,478	229,661
Flaherty & Crumrine Total Return Fund, Inc.	8,784	187,275
India Fund, Inc.	7,998	222,984
Invesco Value Municipal Income Trust	58,693	862,200
John Hancock Preferred Income Fund III	11,531	213,324
Kayne Anderson MLP Investment Company (a)	16,012	252,189
MFS Charter Income Trust	30,182	258,358
Morgan Stanley China A Share Fund	10,560	257,242
Neuberger Berman Real Estate Securities Income Fund, Inc.	46,921	259,473
Nuveen AMT-Free Quality Municipal Income Fund	114,831	1,558,257
Nuveen Credit Strategies Income Fund	37,110	309,869
Nuveen Preferred Securities Income Fund	30,989	318,877
Pioneer Diversified High Income Trust	5,364	87,380
Pioneer High Income Trust	31,670	316,700
Pioneer Municipal High Income Advantage Trust	20,669	235,833
Pioneer Municipal High Income Trust	26,969	316,616
The Reaves Utility Income Fund	23,390	725,558
Tekla Healthcare Investors Fund	7,146	168,288
Tekla Healthcare Opportunities Fund	14,981	263,216
Wells Fargo Multi-Sector Income Fund	39,098	510,229
Western Asset Emerging Markets Debt Fund, Inc.	64,820	1,011,192
Western Asset High Income Fund II, Inc.	25,411	181,180
Total Closed-End Funds
(Cost $14,580,770)		14,514,838

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Schedule of Investments – Continued
October 31, 2017

		Shares	Value
EXCHANGE TRADED FUNDS – 5.57%
iShares MSCI Eurozone ETF		6,782	$297,255
iShares Nasdaq Biotechnology ETF		525	164,945
iShares Russell 2000 ETF		3,075	458,975
Total Exchange Traded Funds
(Cost $922,467)			921,175
		Notional
	Contracts	Amount
PURCHASED OPTIONS – 0.45%
Purchased Call Options – 0.43%
E-mini S&P 500 Futures
December 2017 Settlement, Expiration: December 2017,
Exercise Price: $2,640.00	150	$19,256,250	50,625
5 Year U.S. Treasury Note Futures
March 2018 Settlement, Expiration: November 2017,
Exercise Price: $117.00	50	5,859,000	19,141
VanEck Vectors Gold Miners ETF
Expiration: December 2017, Exercise Price: $27.50	210	472,080	420
Expiration: January 2018, Exercise Price: $27.00	106	238,288	848
Expiration: January 2018, Exercise Price: $28.00	65	146,120	292
Total Purchased Call Options			71,326

Purchased Put Options – 0.02%
S&P 500 Index
Expiration: December 2017, Exercise Price: $2,220.00	10	2,220,000	2,925
Total Purchased Put Options			2,925
Total Purchased Options
(Cost $96,725)			74,251
		Shares
SHORT-TERM INVESTMENTS – 6.23%
Fidelity Institutional Government Portfolio,
Institutional Share Class, 0.92% (b)		1,031,055	1,031,055
Total Short-Term Investments
(Cost $1,031,055)			1,031,055
Total Investments
(Cost $16,631,017) – 99.98%			16,541,319
Other Assets in Excess of Liabilities – 0.02%			2,520
Total Net Assets – 100.00%			$16,543,839

ETF – Exchange-Traded Fund
MLP – Master Limited Partnership
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Schedule of Options Written
October 31, 2017

		Notional
	Contracts	Amount	Value
OPTIONS WRITTEN
Call Options Written
E-mini S&P 500 Futures
December 2017 Settlement, Expiration: December 2017,
Exercise Price: $2,700.00	150	$19,256,250	$10,500
5 Year U.S. Treasury Note Futures
March 2018 Settlement, Expiration: November 2017,
Exercise Price: $117.75	50	5,859,000	3,906
Total Options Written
(Premiums received $18,850)			$14,406

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statement of Assets and Liabilities
October 31, 2017

ASSETS:
Investments, at value (Cost $16,631,017)	$16,541,319
Deposits at broker	49,030
Dividends and interest receivable	26,852
Prepaid expenses and other receivables	11,553
Total assets	16,628,754

LIABILITIES:
Written option contracts, at value (Premiums received $18,850)	14,406
Payable for administration and fund accounting fees	15,831
Payable for transfer agent fees	9,022
Payable for distribution fees	5,330
Payable for trustees’ fees	2,500
Payable for compliance fees	2,000
Payable for custodian fees	1,342
Payable to Adviser	1,235
Broker interest payable	218
Accrued expenses and other liabilities	33,031
Total liabilities	84,915

NET ASSETS	$16,543,839

NET ASSETS CONSISTS OF:
Paid-in capital	$16,363,271
Accumulated undistributed net investment income	—
Accumulated undistributed net realized gain on investments,
written option contracts expired or closed, and futures contracts	265,822
Net unrealized appreciation (depreciation) on:
Investments	(89,698)
Written option contracts	4,444
Net unrealized depreciation	(85,254)
Total net assets	$16,543,839

	Institutional	Retail
	Class Shares	Class Shares
Net assets	$9,768,503	$6,775,336
Shares issued and outstanding(1)	913,983	633,766
Net asset value and offering price per share(2)	$10.69	$10.69

(1)	Unlimited shares authorized without par value.
(2)	The redemption fee is 2.00% of the amount redeemed on shares held 90 days or less.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statement Of Operations
For The Period Inception Through October 31, 2017(1)

INVESTMENT INCOME:
Dividend income	$395,172
Interest income	6,611
Total investment income	401,783

EXPENSES:
Administration and fund accounting fees (See note 3)	94,986
Investment advisory fees (See note 3)	88,248
Transfer agent fees (See note 3)	55,784
Professional fees	36,298
Federal and state registration fees	33,810
Custodian fees (See note 3)	15,153
Compliance fees (See note 3)	12,000
Trustees’ fees (See note 3)	10,000
Distribution fees – Retail Class (See note 5)	9,603
Reports to shareholders	5,443
Other	5,173
Shareholder servicing fees – Retail Class (See note 5)	3,512
Shareholder servicing fees – Institutional Class (See note 5)	769
Total expense before reimbursement	370,779
Less: Expense reimbursement by Adviser (See note 3)	(227,968)
Net expenses	142,811
NET INVESTMENT INCOME	258,972
REALIZED AND CHANGEIN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	289,584
Written option contracts expired or closed	4,928
Futures contracts	1,963
Net realized gain	296,475
Net change in unrealized appreciation (depreciation) on:
Investments	(89,698)
Written option contracts	4,444
Net change in unrealized depreciation	(85,254)
Net realized and change in unrealized gain on investments	211,221
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$470,193

(1)	Inception date of the Fund was November 1, 2016.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statement of Changes in Net Assets

For the Period
Inception through
October 31, 2017(1)
OPERATIONS:
Net investment income	$258,972
Net realized gain on investments, written option contracts
expired or closed, and futures contracts	296,475
Net change in unrealized depreciation
on investments and written option contracts	(85,254)
Net increase in net assets resulting from operations	470,193

Institutional Class – Distributions to shareholders from: (See note 4)
Net investment income	(151,294)
Retail Class – Distributions to shareholders from: (See note 4)
Net investment income	(138,564)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	16,363,504

NET INCREASE IN NET ASSETS	16,543,839

NET ASSETS:
Beginning of period	—
End of period, including accumulated net investment income of $—	$16,543,839

(1)	Inception date of the Fund was November 1, 2016.
(2)	A summary of capital share transactions is as follows:

SHARE TRANSACTIONS:
Institutional Class:	Shares	Amount
Issued	911,737	$9,703,858
Issued to holders in reinvestment of dividends	8,218	88,031
Redeemed	(5,972)	(64,563)
Net increase in Institutional Class	913,983	$9,727,326
Retail Class:
Issued	735,835	$7,735,715
Issued to holders in reinvestment of dividends	12,884	137,520
Redeemed+	(114,953)	(1,237,057)
Net increase in Retail Class	633,766	$6,636,178
Net increase in shares outstanding	1,547,749	$16,363,504

+	Net of redemption fees of $993.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Financial Highlights

For the Period
Inception through
October 31, 2017(1)
Institutional Class

PER SHARE DATA(2):

Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)(6)	0.39
Net realized and unrealized gain on investments(7)	0.62
Total from investment operations	1.01
Less distributions:
From net investment income	(0.32)
Total dividends and distributions	(0.32)
Net asset value, end of period	$10.69

TOTAL RETURN(4)	10.20%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$9,769
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)(8)	4.87%
After expense reimbursement(5)(8)	1.78%
Ratio of net investment income to average net assets(5)	3.69%
Portfolio turnover rate(4)(9)	195%

(1)	Inception date of the Fund was November 1, 2016.
(2)	For an Institutional Class share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(7)
Net realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the period.

(8)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(9)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and short-term options).  The denominator includes the average fair value of long positions throughout the year ended October 31, 2017.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Financial Highlights

For the Period
Inception through
October 31, 2017(1)
Retail Class

PER SHARE DATA(2):

Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)(6)	0.36
Net realized and unrealized gain on investments(7)	0.64
Total from investment operations	1.00
Redemption fees(10)	0.00
Less distributions:
From net investment income	(0.31)
Total dividends and distributions	(0.31)
Net asset value, end of period	$10.69

TOTAL RETURN(4)	10.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$6,775
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)(8)	5.19%
After expense reimbursement(5)(8)	2.09%
Ratio of net investment income to average net assets(5)	3.37%
Portfolio turnover rate(4)(9)	195%

(1)	Inception date of the Fund was November 1, 2016.
(2)	For a Retail Class share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(7)
Net realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the period.

(8)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(9)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and short-term options).  The denominator includes the average fair value of long positions throughout the year ended October 31, 2017.

(10)	Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements
October 31, 2017

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Rareview Longevity Income Generation Fund (the “Fund”) is a “diversified company” as that term is defined in the 1940 Act.  Investment advisory services are provided to the Fund by Rareview Capital LLC (the “Adviser”), pursuant to the Investment Advisory Agreement (the “Advisory Agreement”). Neil Azous, by virtue of his ownership of greater than 25% of the Adviser, is considered to be a control person of the Adviser.

The primary investment objective of the Fund is to generate long-term capital appreciation and income.  The Fund commenced operations on November 1, 2016. The Fund is a “fund of funds,” meaning that under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in closed-end funds whose share prices trade at a discount or premium relative to the closed-end funds’ underlying asset values. The Fund may also generate income from distributions received from holdings in closed-end funds. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, the Retail Class and the Institutional Class. Both class shares have no front end sales load, no deferred sales charge, a 2.00% redemption fee on shares held 90 days or less, and an up to 0.15% shareholder servicing fee. The Retail Class shares are subject to a 12b-1 fee of up to 0.25% of average daily net assets.  The Institutional Class is not subject to a 12b-1 fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuation – The following is a summary of the Fund’s pricing procedures.  It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund.  Equity securities, including common stocks and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market®, and the NASDAQ Capital Market® exchanges (collectively “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2017

traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used.  To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded.  If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset values (“NAV”).

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask prices across the exchanges where the options are principally traded. If the composite mean price is not available, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded. The settlement price is the average of the prices at which a future contract trades immediately before the close of trading for the day. Equity swap contract prices are determined by using the same methods used to price the underlying security. These securities are categorized in Level 2 of the fair value hierarchy. The Fund did not hold any futures contracts as of October 31, 2017.

All other assets of the Fund are valued in such a manner as the Valuation Committee under the supervision of the Board of Trustees, in good faith, deems appropriate to reflect their fair value.

The Fund has adopted authoritative fair value accounting standards which established an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2017

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of October 31, 2017:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds	$14,514,838	$—	$—	$14,514,838
Exchange Traded Funds	921,175	—	—	921,175
Purchased Call Options	—	71,326	—	71,326
Purchased Put Options	—	2,925	—	2,925
Short-Term Investments	1,031,055	—	—	1,031,055
Total	$16,467,068	$74,251	$—	$16,541,319

Liabilities
Written Call Options	$—	$14,406	$—	$14,406
Total	$—	$14,406	$—	$14,406

The Fund did not have any Level 3 investments during the period. It is the Fund’s policy to record transfers at the end of the reporting period. For the period ended October 31, 2017, there were no transfers between levels.

B.  Transactions with Brokers – The Fund’s written options contracts’ cash deposits are monitored by the Adviser and counterparty. Cash deposits beyond the written option proceeds by the Fund are presented as deposits at brokers on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

C.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 N. for further derivative disclosures, and Note 2 K. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

D.  Purchased Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2017

Fund purchases an option contract, an amount equal to the premiums paid is included in the Statement of Assets and Liabilities as an investment, and is subsequently priced daily to reflect the value of the purchased option. Refer to Note 2 A. for a pricing description. Refer to Note 2 N. for further derivative disclosures, and Note 2 K. for further counterparty risk disclosure.

When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

E.  Futures Contracts – The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index and fixed income futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Refer to Note 2 A. for a pricing description. Refer to Note 2 N. for further derivative disclosures, and Note 2 K. for further counterparty risk disclosure.

F.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

G.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

H.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

I.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  12b-1 Fees are expensed at up to 0.25% of average daily net assets of Retail Class Shares (See Note 5).  Shareholder servicing fees are expensed at an annual rate of up to 0.15% of average daily net assets (See Note 5).  Trust Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2017

J.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

K.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. Written and purchased options and futures contracts sold on an exchange have minimal counterparty risk; the exchange’s clearinghouse guarantees the options and futures against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

L.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

M.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the FASB Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

N.  Derivatives – The Fund may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. Refer to Note 7 for further derivative disclosure.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations.  For the period ended October 31, 2017, the Fund’s monthly average quantity and notional value are described below:

	Average	Average
	Quantity	Notional Value
Purchased Option Contracts	264	$4,327,571
Written Option Contracts	17	2,092,938

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2017

Statement of Assets and Liabilities

Fair values of derivative instruments as of October 31, 2017:

	Asset Derivatives
	Statement of Assets
Derivatives	and Liabilities Location	Fair Value

Equity Contracts:
Purchased Option Contracts	Investments	$55,110
Interest Rate Futures Contracts:
Purchased Option Contracts	Investments	19,141
Total		$74,251

	Liability Derivatives
	Statement of Assets
Derivatives	and Liabilities Location	Fair Value
Equity Contracts:
Written Option Contracts	Written Option Contracts	$10,500
Interest Rate Futures Contracts:
Written Option Contracts	Written Option Contracts	3,906
Total		$14,406

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2017:

	Amount of Realized Gain (Loss) on Derivatives
	Purchased	Written Option	Futures
Derivatives	Option Contracts*	Contracts	Contracts	Total
Equity Contracts	$(5,994)	$4,928	$—	$(1,066)
Interest Rate Futures Contracts	9,391	—	1,963	11,354
Total	$3,397	$4,928	$1,963	$10,288

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Purchased	Written Option
Derivatives	Option Contracts**	Contracts	Total
Equity Contracts	$(23,562)	$3,356	$(20,206)
Interest Rate Futures Contracts	1,088	1,088	2,176
Total	$(22,474)	$4,444	$(18,030)

*	The amounts disclosed are included in the realized gain (loss) on investments.
**	The amounts disclosed are included in the change in unrealized appreciation (depreciation) on investments.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.20% of the Fund’s average daily net assets.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2017

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding distribution fees – Retail Class (See Note 5), shareholder servicing fees (See Note 5), any acquired fund fees and expenses, taxes, interest, brokerage fees (including commissions, mark-ups and mark-downs), expenses incurred in connection with a merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.75% of the Fund’s average daily net assets. Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within two years after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Trust’s Board of Trustees and the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
10/31/2020	$227,968

USBFS acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended October 31, 2017, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund’s voting securities creates a presumption of control. At October 31, 2017, 76.42% of the shares outstanding of the Retail Class were owned by two omnibus accounts. At October 31, 2017, 45.04% of the shares outstanding of the Institutional Class were owned by one omnibus account. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended October 31, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2017

sustained by the applicable tax authority. As of and during the period ended October 31, 2017, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

At October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Investments
Tax Cost of Investments*	$16,627,333
Unrealized Appreciation	139,979
Unrealized Depreciation	(225,993)
Net Unrealized Appreciation (Depreciation)	(86,014)
Undistributed Ordinary Income	256,834
Undistributed Long-term Capital Gain	11,404
Distributable Earnings	268,238
Other Accumulated Gain/(Loss)	(1,656)
Total Accumulated Gain/(Loss)	$180,568

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales and derivatives.

As of October 31, 2017, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31. For the taxable period ended October 31, 2017, the Fund does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, quarterly. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the quarter from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended October 31, 2017, the following table shows the reclassifications made:

Accumulated Undistributed
Accumulated	Net Realized Gain on
Undistributed Net	Investments, Written Option Contracts
Investment Income	Expired or Closed, and Futures Contracts	Paid-in Capital
$30,886	$(30,653)	$(233)

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2017

The tax character of distributions paid during the period ended October 31, 2017, were as follows:

2017
Institutional Class
Ordinary Income*	$151,294
Long-Term Capital Gains	—
Total Distributions Paid	$151,294

2017
Retail Class
Ordinary Income*	$138,564
Long-Term Capital Gains	—
Total Distributions Paid	$138,564

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Retail Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Retail Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended October 31, 2017, the Retail Class incurred expenses of $9,603 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets in the Retail and Institutional Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended October 31, 2017, the Retail Class and Institutional Class incurred expenses of $3,512 and $769 pursuant to the Agreement, respectively.

Distribution and shareholder servicing fees are not subject to the Operating Expense Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 1.75%.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2017

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments and short-term options, by the Fund for the period ended October 31, 2017, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$28,751,475	$13,427,557

7.  OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Refer to Note 2 N. for further derivative disclosure.

Gross Amounts not
		Gross	Net Amounts	offset in the Statement
	Gross	Amounts	Presented	of Assets and Liabilities
	Amounts of	Offset in the	in the
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged	Amount
Liabilities:
Description
Written Option Contracts*	$14,406	$ —	$14,406	$14,406	$—	$ —
	$14,406	$ —	$14,406	$14,406	$—	$ —

*	Interactive Brokers is the prime broker for all written options.

8.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. As of December 22, 2017, Alia M. Vasquez will no longer serve as Secretary to the Trust and will be replaced by Rachel A. Spearo.

Rareview Longevity Income Generation Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Rareview Longevity Income Generation Fund and
Board of Trustees of Series Portfolios Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of Rareview Longevity Income Generation Fund (the “Fund”), a series of Series Portfolios Trust, as of October 31, 2017, and the related statements of operations and changes in net assets, and the financial highlights for the period November 1, 2016 (commencement of operations) through October 31, 2017.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rareview Longevity Income Generation Fund as of October 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the period November 1, 2016 (commencement of operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 22, 2017

Rareview Longevity Income Generation Fund

Additional Information (Unaudited)
October 31, 2017

Number of
				Portfolios	Other
				in Fund	Directorships
	Positions	Term of Office		Complex(2)	Held by
Name and	with	and Length of	Principal Occupations	Overseen	Trustee During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustee	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite	Retired. Counsel, Kohlberg	1	None
(born 1961)		Term;	Kravis Roberts & Co. L.P.
		Since	(2013 – 2015); Counsel,
		September	Dechert LLP (2011 – 2013).
2015.

Debra McGinty-Poteet	Trustee	Indefinite	Retired.	1	Independent
(born 1956)		Term;			Trustee, First
		Since			Western Funds
		September			Trust (Since
		2015.			May 2015);
Inside Trustee,
Brandes
Investment
Trust, Chair and
President
(2000 – 2012);
Director, Inside
Trustee,
Brandes Funds
LTD
(2002 – 2012).

Daniel B. Willey	Trustee	Indefinite	Retired. Chief Compliance	1	None
(born 1955)		Term;	Officer, United Nations
		Since	Joint Staff Pension Fund
		September	(2009 – 2017).
2015.

Interested Trustee

Dana L. Armour(3)	Chair,	Indefinite	Executive Vice President,	1	None
(born 1968)	Trustee	Term;	U.S. Bancorp Fund Services,
		Since	LLC (since 2013); Senior
		September	Vice President (2010 – 2013).
2015.

Rareview Longevity Income Generation Fund

Additional Information (Unaudited) – Continued
October 31, 2017

Number of
				Portfolios	Other
				in Fund	Directorships
	Positions	Term of Office		Complex(2)	Held by
Name and	with	and Length of	Principal Occupations	Overseen	Trustee During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustee	Past Five Years

Officers of the Trust

John J. Hedrick	President	Indefinite	Vice President, U.S.	Not	Not
(born 1977)	and Principal	Term;	Bancorp Fund Services,	Applicable	Applicable
	Executive	Since	LLC (since 2011).
	Officer	September
2015.

David A. Cox	Treasurer	Indefinite	Assistant Vice President,	Not	Not
(born 1982)	and	Term;	U.S. Bancorp Fund	Applicable	Applicable
	Principal	Since	Services, LLC (since 2011).
	Financial	January
	Officer	2016.

Jennifer E. Kienbaum	Chief	Indefinite	Vice President, U.S.	Not	Not
(born 1979)	Compliance	Term;	Bancorp Fund Services,	Applicable	Applicable
	Officer and	Since	LLC (since 2016); CCO,
	Anti-Money	January	Catholic Financial Services
	Laundering	2017.	Corp (2007 – 2012).
Officer

Alia M. Vasquez(4)	Secretary	Indefinite	Vice President, U.S.	Not	Not
(born 1980)		Term;	Bancorp Fund Services,	Applicable	Applicable
		Since	LLC, (since 2015),
		September	Assistant Vice President
		2015.	(2010 – 2015).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2017, the Trust was comprised of 10 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Ms. Armour, as a result of her employment with U.S. Bancorp Fund Services, LLC, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

(4)	Refer to Note 8 within the Financial Statements.

Rareview Longevity Income Generation Fund

Additional Information (Unaudited) – Continued
October 31, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-783-8637.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-783-8637. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-783-8637, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal period ended October 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 9.16%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2017 was 4.67%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 10.52%.

Rareview Longevity Income Generation Fund

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Rareview Capital LLC
1266 East Main Street, Suite 700R
Stamford, CT 06902

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue
NW Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-783-8637.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  The registrant’s inception date was November 1, 2016, and as such, there is only one fiscal year to present.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal year ended October 31, 2017, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 10/31/2017
Audit Fees	$16,000
Audit-Related Fees	$0
Tax Fees	$3,500
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 10/31/2017
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2017
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)      /s/ John Hedrick
John Hedrick, President

Date   12/27/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ John Hedrick
John Hedrick, President

Date    12/27/2017

By (Signature and Title)      /s/ David Cox
David Cox, Treasurer

Date    12/27/2017